SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):


                                November 17, 2004


                          STORAGE COMPUTER CORPORATION


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             (Exact Name of Registrant as specified in its charter)


             DELAWARE                      1-13616             02-045093
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   (State or other jurisdiction    (Commission File Number)   (IRS Employer
        of incorporation)                                    Identification No.)



         11 Riverside Street, Nashua, NH                      03062-1373
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    (Address of Principal Executive Offices)                  (Zip Code)


                                 (603) 880-3005
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               Registrant's telephone number, including area code:


                                 Not Applicable
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       (Registrant's Name or Former Address, if Change Since Last Report)

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Item 3.01.    NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
              OR STANDARD; TRANSFER OF LISTING.

The Company received notification from the American Stock Exchange ("AMEX) on April 29, 2004 that it was not in compliance with certain listing standards relating to stockholders' equity and net losses. In June 2003 the Company submitted a plan to AMEX setting forth a plan for compliance with the AMEX continuing listing standards. On July 28, 2003, AMEX notified the Company that it had accepted the proposed plan and granted an extension until October 31, 2004 to regain compliance. During this time the Company's stock continued to trade on AMEX and the Company was subject to periodic review of its progress consistent with its plan. On November 10, 2004 the AMEX notified the Company that it was subject to delisting from the Exchange, as it was unable to regain compliance with the continuing listing standards by October 31, 2004. The Company is not in compliance with the following listing standards. (a) The Company has sustained losses in its five most recent fiscal years and has not maintained stockholders equity of at least $ 6 million. (b) The Company has sustained losses in three of its four most recent fiscal years and has not maintained shareholders equity of at least $4 million. (c) The Company has sustained losses in two of its most recent fiscal years and has not maintained stockholders equity of at least $ 2 million. The Company had stockholders equity of $777,095 at June 30, 2004. The Company will appeal this staff determination and request a hearing before a committee of the Exchange. The stock will continue to trade on the AMEX during the appeal period. There can be no assurance the Company's request for continued listing will be granted.


Item7.01          REGULATION FD DISCLOSURES

On November 16, 2004 the company issued a press release announcing that it had received notification from the American Stock Exchange (AMEX) that it subject to being delisted from the Exchange.

Exhibit
Number      Description
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99.1        Press Release dated November 16, 2004, titled
            "STORAGE COMPUTER NOTIFIED BY AMEX"





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2004          STORAGE COMPUTER CORPORATION

                                 By: /s/ Michael J. O'Donnell
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                                 Name: Michael J. O'Donnell
                                 Title:   Chief Financial Officer